The Target Portfolio Trust

International Bond Portfolio

Supplement dated April 21, 2008 to

Prospectus and Statement of Additional Information (SAI) dated December 31, 2007

Sudi Mariappa will retire from Pacific Investment Management Company LLC (PIMCO) during the summer of 2008. Scott A. Mather will replace Mr. Mariappa effective as of May 1, 2008.

To reflect these changes, the indicated sections of the Prospectus and SAI are revised as set forth below effective as of May 1, 2008:

The section of the prospectus entitled “ How the Trust is Managed—Portfolio Managers—International Bond Portfolio” is amended by deleting the discussion and all references pertaining to Mr. Mariappa and substituting the following new information:

Scott A. Mather is a Managing Director, member of PIMCO's Investment Committee and head of global portfolio management. Prior to this he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO's mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor's and master's degree in engineering from the University of Pennsylvania, as well as a bachelor's degree in finance from The Wharton School of the University of Pennsylvania.

The table for the International Bond Portfolio appearing in Part I of the SAI in the section entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts and Ownership of Fund Securities” is hereby amended by adding the following information pertaining to Mr Mather. The information provided is as of March 31, 2008.

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Scott A. Mather	8 / $11.446 billion	2 / $5.934 billion	7 / $2.643 billion 1 / $239.7 million	None

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